SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential,  for  Use of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                           COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

       _________________________________________________________________________

      2) Aggregate number of securities to which transaction applies:

       _________________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       _________________________________________________________________________

      4) Proposed maximum aggregate value of transaction:

       _________________________________________________________________________

      5)    Total fee paid

       _________________________________________________________________________

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:________________________________________________

      2) Form, Schedule or Registration Statement No.:__________________________

      3) Filing Party:__________________________________________________________

      4) Date Filed:____________________________________________________________

                           COMMUNITY BANKSHARES, INC.
                              791 Broughton Street
                              Post Office Box 2086
                        Orangeburg, South Carolina 29115


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 16, 2005


TO THE SHAREHOLDERS:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of Community Bankshares, Inc., a South Carolina corporation (the "Company"), will be held at Orangeburg National Bank, 791 Broughton Street, Orangeburg, South Carolina at 3:00 p.m., on Monday, May 16, 2005, for the following purposes:

         (1) To elect five directors to each serve three-year terms and one director to serve a two year term; and

         (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only record holders of Common Stock of the Company at the close of business on March 25, 2005, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      You are cordially invited and urged to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU NEED ASSISTANCE IN COMPLETING YOUR PROXY, PLEASE CALL THE COMPANY AT (803) 535-1060 or (888) 329-1060. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND ATTEND THE ANNUAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO. IN ANY EVENT, A PROXY MAY BE REVOKED BY THE RECORD OWNER OF SHARES AT ANY TIME BEFORE IT IS EXERCISED.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF ALL THE PROPOSALS PRESENTED.

                                            By Order of the Board of Directors



                                            William W. Traynham
                                            President

Orangeburg, South Carolina
April 15, 2005

                           Community Bankshares, Inc.
                              791 Broughton Street
                              Post Office Box 2086
                      Orangeburg, South Carolina 29116-2086


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             to be Held May 16, 2005

                -------------------------------------------------


      This Proxy Statement is furnished to shareholders of Community Bankshares, Inc., a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at Orangeburg National Bank, 791 Broughton Street, Orangeburg, South Carolina at 3:00 p.m. on Monday, May 16, 2005, or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Solicitation of proxies may be made in person or by mail, telephone or other electronic means by directors, officers and regular employees of the Company. The Company may also ask banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about April 15, 2005.

      The Company's principal executive offices are located at 791 Broughton Street, Orangeburg, South Carolina 29115. The Company's telephone number is
(803) 535-1060 or (888) 329-1060.

                                  ANNUAL REPORT

      The Annual Report on Form 10-K covering the Company's fiscal year ended December 31, 2004, including financial statements, constitutes the Company's Annual Report to Shareholders and is included (without exhibits) with this Proxy Statement. Such Annual Report does not form any part of the material for solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who returns the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to Community Bankshares, Inc., PO Box 2086, Orangeburg, South Carolina 29116-2086, Attention: William W. Traynham, President. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

                                QUORUM AND VOTING

      The Company's only voting security is its no par value Common Stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on March 25, 2005, (the "Record Date"), the Company had issued and outstanding 4,403,016 shares of Common Stock, which were held of record by approximately 2,183 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

      The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or other electronic means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Votes that are withheld or shares that are not voted in the election of directors will have no effect on the outcome of election of directors. Cumulative voting will not be permitted.

      If a quorum is present, all other matters which may be considered and acted upon by the holders of Common Stock at the Annual Meeting will be approved if the votes cast in favor of the proposal at the Annual Meeting exceed the votes cast against the proposal.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      If the shareholder appropriately specifies how the proxy is to be voted, it will be voted in accordance with the shareholder's specifications. If the shareholder does not specify how the proxy is to be voted, the proxy will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder of the Company who wishes to present a proposal for action at the 2006 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company, P.O. Box 2086, Orangeburg, South Carolina 29116, Attention: William W. Traynham, President. Any shareholder who wishes for the Company to include any such proposal in its proxy statement and form of proxy for the 2006 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company to Mr. Traynham's attention no later than December 16, 2005. If any shareholder proposal is not received by Mr. Traynham by March 1, 2006, proxies solicited by the Board of Directors of the Company will be voted on the proposal in the discretion of the designated proxy agents. Only proper proposals that are timely received will be included in the Company's proxy statement and proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 15, 2005, the number and percentage of outstanding shares beneficially owned by (i) each director, director nominee and ex officio director of the Company, (ii) each person named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group. No person is known by the Company to own more than 5% of the outstanding Common Stock.

                                Position in the Company and              Number of Shares             % of Common
Name                            the Banks*                              Beneficially Owned          Stock Ownership
----                            ---------------------------             ------------------          ---------------
E. J. Ayers, Jr.                Director CBI, ONB and CRM;                    96,280    (1)                2.19%
                                Chairman CBI and CRM

Keith W. Buckhouse              President, CEO and Director
                                FNB***                                         6,000    (2)                   **

Alvis J. Bynum                  Director CBI and SNB; Vice
                                Chairman CBI                                  32,685    (3)                   **

Martha Rose C. Carson           Director CBI and ONB                          66,629    (4)                1.51%

Anna O. Dantzler                Director CBI and ONB                          93,500    (5)                2.12%

A. Wade Douroux                 President, CEO and Director
                                CRM***                                        69,818    (6)                1.59%

Thomas B. Edmunds               Director CBI and BR                           20,000    (7)                   **

Samuel L. Erwin                 CEO and Director, CBI                         10,000    (8)                   **

Charles E. Fienning             Director nominee for CBI,
                                Chairman SNB                                  16,198    (9)                   **

J. M. Guthrie                   Director CBI; Chairman  ONB                  170,000   (10)                3.86%

William A. Harwell              President, CEO and Director,
                                BR***                                         33,862   (11)                   **

Richard L. Havekost             Director CBI and FNB                          12,450   (12)                   **

Phil Peter Leventis             Director CBI and SNB                          41,523   (13)                   **

J. V. Nicholson, Jr.            Director CBI, Chairman BR                    135,000   (14)                3.07%

Samuel F. Reid, Jr.             Director CBI and ONB                          53,702   (15)                1.22%

Robert B. Smith                 President, CEO and Director
                                SNB***                                        14,331   (16)                   **

William W. Traynham, Jr.        President and CFO, CBI***                     65,511   (17)                1.48%

J. Otto Warren, Jr.             Director CBI and ONB                         176,519   (18)                4.01%

Wm. Reynolds Williams           Chairman FNB, Director CBI                     6,610   (19)                   **

Michael A. Wolfe                President, CEO and Director,
                                ONB***                                        59,801   (20)                1.35%

All executive officers and
directors as a group (20
persons)                                                                   1,180,419   (21)               25.86%

* CBI - the Company; ONB - Orangeburg National Bank; SNB - Sumter National Bank; FNB - Florence National Bank; BR - Bank of Ridgeway; CRM - Community Resource Mortgage
**  Less than one percent.
*** Ex officio director of CBI

(1) Includes 1,680 shares owned by Nancy R. Ayers, Mr. Ayers' wife; 2,030 shares owned by an IRA for the benefit of Nancy R. Ayers; 1,680 shares held by an IRA for the benefit of Mr. Ayers; and 5,000 shares subject to stock options which are currently exercisable.
(2)      Includes 5,000 stock options which are currently exercisable.
(3) Includes 5,874 shares owned by Marjorie F. Bynum, Mr. Bynum's wife; and 8,150 shares subject to stock options which are currently exercisable.
(4) Includes 10,250 shares subject to stock options which are currently exercisable.
(5) Includes 10,500 shares held jointly with Charlton Ardis, Mrs. Dantzler's son; and 10,250 shares subject to stock options which are currently exercisable.
(6)      Includes  5,000 stock  options  which are  currently  exercisable.
(7)      Includes 10,000 shares held by Lucy Edmunds, Mr. Edmund's wife.
(8)      Includes 10,000 stock options which are currently exercisable.
(9)      Includes  4,993 shares  owned by Suzanne S.  Fienning,  Mr.  Fienning's wife.
(10) Includes 159,750 shares owned jointly with Lou D. Guthrie, Mr. Guthrie's wife; and 10,250 shares subject to stock options which are currently exercisable.
(11) Includes 14,100 shares owned jointly with Kathryn Harwell, Mr. Harwell's wife; 13,100 shares held in IRA's for benefit of Mr. Harwell; and 5,000 shares subject to stock options which are currently exercisable.
(12)     Includes 4,050 stock options which are currently exercisable.
(13) Includes 8,510 owned by LPT Enterprises, a limited partnership; 24,863 shares held in IRA's for the benefit of Mr. Leventis; and 8,150 shares subject to stock options that are currently exercisable.
(14)     Includes 67,500 shares owned by Ellen Nicholson, Mr. Nicholson's wife.
(15) Includes 14,052 shares held by Mr. Reid as trustee for his children; 16,800 shares owned by Rosa G. Reid, Mr. Reid's wife; and 10,250 shares subject to stock options which are currently exercisable.
(16) Includes 1,893 shares held in a retirement account for benefit of Mr. Smith; and 12,433 shares subject to stock options which are currently exercisable.
(17) Includes 18,436 shares owned jointly with Margaret S. Traynham, Mr. Traynham's wife; 2,180 shares owned jointly with children; and 23,650 shares subject to stock options which are currently exercisable.
(18) Includes 53,010 shares owned by Mildred J. Warren, Mr. Warren's wife; and 10,250 shares subject to stock options which are currently exercisable.
(19) Includes 740 shares owned jointly with Mary T. Williams, Mr. Williams' wife; and 4,050 shares subject to stock options which are currently exercisable.
(20) Includes 2,301 shares owned by Mr. Wolfe's wife, Joye McGrady Wolfe, as custodian for minor children; and 10,250 shares subject to stock options which are currently exercisable.
(21) Includes 173,533 shares subject to stock options which are currently exercisable.

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide for a Board of Directors consisting of not less than nine nor more than twenty-four directors divided into three classes each serving three-year staggered terms. The number of directors is currently fixed by the Board at thirteen. Four directors have been nominated for re-election by the shareholders at the 2005 Annual Meeting to serve for three-year terms, one new nominee has been nominated for election by the shareholders to serve a three-year term, and one director has been nominated to serve for a two year term. All directors serve until their successors are elected and qualified to serve. All of the nominees, except Charles Fienning, are presently directors of the Company and have served continuously since first becoming directors. Mr. Fienning is Chairman of the Board of Sumter National Bank, and was recommended to the Nominating Committee as a nominee by a non-management director.

      Should any of the nominees become unable or unwilling to serve upon election, the proxy agents intend to vote for the election, in his or her stead, of such other person or persons as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the proposed directors will be unable or unwilling to serve if elected.

                                   MANAGEMENT
Directors

      The table below sets forth the age, business experience for the past five years, and term in office for each of the directors of the Company. Each of the directors of the Company, except Mr. Erwin, is also a director of one or more of the Company's subsidiaries as shown in the table on page 3. Mr. Erwin is an ex officio, non-voting member of each bank subsidiary board and is a board member of Community Resource Mortgage. There are no family relationships among any of the directors or executive officers of the Company.

Name (and age)                Director Since            Business Experience During the Past 5 Years
--------------                ---------------           -------------------------------------------

                    Nominees for Election to Serve Until 2008

Thomas B. Edmunds (67)              2002                Retired financial consultant, Merrill Lynch
Columbia, S.C.

Martha Rose C. Carson (69)          1987*               President, Marty Rae, Inc.; apparel and furniture retailers
Orangeburg, S.C.

J. M. Guthrie (77)                  1987*               President, Superior Motors, Inc.; Vice President, Superior
Orangeburg,  S.C.                                       Honda car dealerships; Chairman of the Board of Directors of
                                                        Orangeburg National Bank since March 1998

Wm. Reynolds Williams (59)          1998                Attorney, Managing Partner, Willcox, Buyck & Williams,
Florence, S.C.                                          P.A.; Chairman of the Board of Directors of Florence
                                                        National Bank since July 1998

Charles E. Fienning (61)                                President and Chief Executive Officer of Sumter Packaging
Sumter, S.C.                                            Corporation since 1984; Chairman of the Board of
                                                        Directors of Sumter National Bank since March 2005.

                    Nominee for Election to Serve Until 2007

Samuel L. Erwin (37)                  2005              Chief Executive Officer of the Company since January 2005;
                                                        Senior Vice President and Commercial Relationship Manager
                                                        for Carolina National Bank from June 2002 to December
                                                        2004; Senior Vice President and Market President for
                                                        First Union National Bank from January 2000 to June 2002.

                                        5

                  Current Directors Whose Terms Expire in 2007

Anna O. Dantzler (65)               1994                Retired since 1989; former customer service representative
Orangeburg, S.C.                                        for Orangeburg National Bank

Richard L. Havekost (64)            1998                Licensed professional engineer; Principal in Raldex, Inc.
Florence S.C.                                           (investor in motel  properties); Principal and Secretary
                                                        of RDBP, Inc. (retail beverage store);  1967-1993,
                                                        employed by Nucor Corp. in various capacities, including
                                                        Vice President of Nucor Corp. and General Manager of the
                                                        Florence Division

Samuel F. Reid, Jr. (56)            1994                Attorney, Horger, Barnwell & Reid
Orangeburg, S.C.

                  Current Directors Whose Terms Expire in 2006

E. J. Ayers, Jr. (72)               1987*               Chairman of the Board of Directors of the Company since
Orangeburg, S.C.                                        January, 1999; Chief Executive Officer of the Company
                                                        from January 1999 until December 2004; retired  President,
                                                        C.M.  Dukes Oil Co., oil distributor and auto parts supplier

Avis J. Bynum (67)                  1996                Retired President, Cities Supply Co., waterwork supplies
Sumter, S.C.                                            distributor

J. Otto Warren, Jr. (77)            1987*               President, Warren and Griffin Lumber Co., Inc. and Home
Orangeburg, S.C.                                        Builder's Supply Co., Inc., builders' supply and lumber
                                                        manufacturer

J. V. Nicholson, Jr. (60)           2002                Retired dentist; Chairman Bank of Ridgeway since 2001;
Ridgeway, S.C.                                          Chairman Ridgeway Bankshares from 2001 to June 2002

--------------------
* Includes service as Director of Orangeburg National Bank prior to formation of the Company in 1992.

Executive Officers

         Information about Mr. Erwin, the Chief Executive Officer of the Company is set forth above under "--Directors." Mr. Erwin and Mr. Traynham are the only executive officers of the Company. Mr. Traynham (49) has served as President and Chief Financial Officer of the Company since 1992.

Attendance at Meetings of the Board of Directors and Shareholder Meetings

         The Board of Directors of the Company held 10 meetings during 2004. Each director, except Wm. Reynolds Williams, attended at least 75% of the total number of meetings of the Board of Directors and committees on which he or she served during the period in 2004 for which he or she served as director.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, 14 of the Company's 18 directors attended the annual meeting of shareholders.

Board Member Independence

         The American Stock Exchange's Listing Standards require that a majority of the members of the Board of Directors be independent as defined by Section 121A of the Exchange's Listing Standards. The Company has determined that the following directors are independent under the listing standards: Alvis J. Bynum,

Martha Rose C. Carson, Anna O. Dantzler, Thomas B. Edmunds, J. M. Guthrie, Richard L. Havekost, Phil P. Leventis, J. V. Nicholson, Jr., Samuel F. Reid, Jr., J. Otto Warren, and Wm. Reynolds Williams.

         As part of a restructuring of its corporate governance, the Board of Directors decided in 2004 to reduce the number of members of the Board who are employed by the Company or any of its subsidiaries. Accordingly, effective January 31, 2005, William W. Traynham, William A. Harwell, Robert B. Smith, Michael A. Wolfe, A. Wade Douroux, and Keith W. Buckhouse resigned as members of the Board of Directors of the Company. Mr. Traynham continues to serve as president of the Company, and each of Messrs. Harwell, Smith, Wolfe, Douroux and Buckhouse continues to serve as president of one of the Company's subsidiaries. The Board has also appointed each of these persons to serve as a non-voting ex officio director of the Company. The Board believes that these changes in its governance structure provide the Company with the benefit of having a Board comprised almost entirely of non-employee directors (Samuel L. Erwin, the Chief Executive Officer, is the only remaining employee director), while at the same time retaining access to the collective experience, knowledge and advice of the Company's president and the presidents of its subsidiaries.

Committees of the Board of Directors

Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee is comprised of Alvis J. Bynum, Thomas B. Edmunds (chairman), Anna O. Dantzler, Richard L. Havekost, and J. V. Nicholson, Jr., all of whom are non-employee directors. Each member of the Audit Committee is independent as defined in
Section 121A of the American Stock Exchange's listing standards, as modified or supplemented, and also meets the independence standards of the Securities and Exchange Commission's Rule 10A-3(b). The Audit Committee is responsible for appointment of the independent auditors and oversees the internal and external audit function. The Audit Committee met eight times in 2004. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which was attached to the 2004 Proxy Statement.

Compensation Committee

         The Company has a Compensation Committee comprised of Wm. Reynolds Williams, J. M. Guthrie, Samuel F. Reid, J. V. Nicholson and Alvis J. Bynum (chairman). Each member of the Compensation Committee is independent as defined in Section 121A of the American Stock Exchange's listing standards, as modified or supplemented. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation for the senior officers of the Company. The Compensation Committee met five times during 2004.

Governance and Nominating Committee

         The Board of Directors formed a separate Governance and Nominating committee in December 2004, which did not meet during 2004. The committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on the Company's website at www.communitybanksharesinc.com. The Committee is comprised of Alvis J. Bynum, Martha Rose Carson, Thomas B. Edmunds, Richard L. Havekost, and Samuel F. Reid (chairman). Each member of the Governance and Nominating Committee is independent as defined in Section 121A of the American Stock Exchange's listing standards, as modified or supplemented.

         In recommending director candidates, the Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors generally include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, commitment to a significant financial investment in the Company, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

         The Committee will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a candidate to the Committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Committee at the Company's address and must be received no later than January 15 in any year for a potential candidate to be considered as a potential Board of Directors' nominee. The Committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Committee's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 30 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 30 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with this requirement may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Community Bankshares, Inc., PO Box 2086, Orangeburg, South Carolina 29116. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table summarizes for the years ended December 31, 2004, 2003 and 2002 the compensation awarded to, earned by or paid to the Chairman and Chief Executive Officer of the Company, the President of the Company and to the current chief executive officers of the Company's subsidiaries who earned, were awarded or paid compensation greater than $100,000 in 2004.

                           Summary Compensation Table

                                                                                Long-Term
                                                                               Compensation
                                                                               ------------
                                                                                  Awards
                                                               Annual             ------
                                                          Compensation(1)       Securities
                                                          ---------------        Underlying         All Other
                                                Year     Salary       Bonus       Options        Compensation (2)
                                                ----     ------       -----       -------        ----------------

E. J. Ayers, Jr. (3)                            2004    $ 86,000    $10,569           -              $3,346
Chairman of Community Bankshares; Chief         2003      82,000     25,554       5,000               2,460
Executive Officer                               2002      82,000     28,182           -               2,460


William W. Traynham                             2004    $139,000    $50,000           -              $5,432
President of Community Bankshares               2003     135,000     42,072       5,000               4,333
                                                2002     135,000     46,396           -               4,050

Michael A. Wolfe                                2004    $139,000    $50,000           -              $5,463
President and Chief Executive Officer of        2003     135,000     42,072       5,000               4,050
Orangeburg National Bank                        2002     135,000     46,396           -               4,050


Robert B. Smith (4)                             2004    $136,415    $12,000      10,000              $4,407
President and Chief Executive Officer of        2003     130,000      9,640       3,500               4,189
Sumter National Bank                            2002     120,500      8,840                           3,880


Keith Buckhouse (5)                             2004    $112,493    $14,236      10,000              $    -
President and Chief Executive Officer of
Florence National Bank

William A. Harwell (6)                          2004    $139,000    $17,083           -              $4,170
President and Chief Executive Officer of        2003     135,000     42,072       5,000               3,248
Bank of Ridgeway                                2002      67,500     23,198           -               4,098

A. Wade Douroux                                 2004    $125,000    $     -           -              $3,750
President and Chief Executive Officer           2003     125,000     98,000       5,000               3,248
Community Resource Mortgage Inc                 2002      96,000     85,396           -               2,750

(1) Perquisites and other personal benefits paid to each such person did not exceed in the aggregate the lesser of $50,000 or 10% of his annual salary and bonus.
(2) This column sets forth Company contributions made on behalf of the named executive officers to the 401(k) plan maintained by the Company for all eligible employees.
(3) Mr. Ayers retired as CEO of the Company in December 2004, but he continues to serve as Chairman of the Board in 2005.
(4) Mr. Smith became president of the Sumter bank on June 25, 2004. Prior to that time, he was the senior loan officer for the bank.
(5)  Mr.  Buckhouse  became an officer  of the  Company  March 1, 2004.
(6)  Mr. Harwell became an officer of the Company July 1, 2002.

                          Option Grants in Fiscal 2004


                                       Individual Grants(1)
                                       --------------------
                                                                                                      Potential realizable
                                  Number of      % of Total                                             value at assumed
                                 Securities        Options                                           annual rates of stock
                                 Underlying      Granted to       Exercise                           price appreciation for
                                  Options        Employees        Price            Expiration              option term
        Name                       Granted         in 2004      (per share)            Date                -----------
        ----                       -------         -------      -----------            ----              5%         10%
                                                                                                         --         ---
Robert B. Smith (1)                10,000            37%          $17.30            7/26/2014         $108,799    $275,717
Keith Buckhouse (2)                10,000            37%          $17.90            3/29/2014         $112,572    $285,280

(1) The options were granted at the fair market price on July 26, 2004, the date of the grant, become exercisable on July 26, 2005, and expire on July 26, 2014.
(2) The options were granted at the fair market price on March 29, 2004, the date of the grant, became exercisable on March 29, 2005, and expire on March 29, 2014.

       Aggregated Option Exercises in 2004 and 2004 Year End Option Values

         The following table sets forth information about stock options held at December 31, 2004 by the executive officers listed in the Summary Compensation Table. No options were exercised in 2004.

                                           Number of Securities                  Value of Unexercised
                                          Underlying Unexercised                     In-the-Money
                                            Options 12/31/04                      Options 12/31/04(1)
                                            ----------------                      -------------------
Name                                Exercisable(2)      Unexercisable        Exercisable       Unexercisable
----                                --------------      -------------        -----------       -------------
E. J. Ayers                           15,250                   -             $ 65,217           $     -
Keith W. Buckhouse                     5,000               5,000                2,000             2,000
A. Wade Douroux                        5,000                   -                    -                 -
William A. Harwell                     5,000                   -                    -                 -
Robert B. Smith                       12,433              10,000               67,485            10,000
William W. Traynham                   23,650                   -              154,938                 -
Michael A. Wolfe                      23,650                   -              154,938                 -

----------------------
(1) Based on a fair value of $18.30 per share, the closing price of a share of the Company's common stock on December 31, 2004.
(2) The table below summarizes the number of options held by each officer, the option price and the vesting dates.

                              Number
                                of
Optionee                      Options        Option Price       Vesting Date
--------                      -------        ------------       ------------

E. J. Ayers                    5,250             $12.83           2/17/2000
                               5,000             $11.00           2/26/2002
                               5,000             $18.85          10/27/2004

Keith W. Buckhouse            10,000             $17.90           3/29/2005

A. Wade Douroux                5,000             $18.85          10/27/2004

William A. Harwell             5,000             $18.85          10/27/2004

Robert B. Smith                2,520             $ 7.62           4/27/1998
                               3,413             $12.83           2/17/2000
                               3,000             $11.00           2/26/2002
                               3,500             $18.85          10/27/2004
                              10,000             $17.30           7/26/2005

William W. Traynham            8,400             $ 7.62           4/27/1998
                               5,250             $12.83           2/17/2000
                               5,000             $11.00           2/26/2002
                               5,000             $18.85          10/27/2004

Michael A. Wolfe               8,400             $ 7.62           4/27/1998
                               5,250             $12.83           2/17/2000
                               5,000             $11.00           2/26/2002
                               5,000             $18.85          10/27/2004

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee for the year ended December 31, 2004 were Richard L. Havekost, Chair, Alvis J. Bynum, Thomas B. Edmunds, J.
M. Guthrie, Phil P. Leventis, J. V. Nicholson, Samuel F. Reid and Wm. Reynolds Williams.

         The law firm of Horger, Barnwell & Reid, L.L.P., in which Samuel F. Reid is a partner, provided legal services to the Company in 2004, and is continuing to provide legal services to the Company in 2005. The law firm of Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams is a member, provided legal services to the Company in 2004, and is continuing to provide legal services to the Company in 2005.

Board Report on Executive Officer Compensation

         The Compensation Committee is required to report to the shareholders the basis for the Compensation Committee's action in establishing compensation for Community Bankshares' and its subsidiaries' executive officers.

         The Community Bankshares compensation program is designed to retain and reward executive officers that are capable of leading Community Bankshares in achieving its business objectives in an industry characterized by complexity, competitiveness and change. The compensation of Community Bankshares' and its subsidiaries' executive officers is reviewed and approved annually by the Compensation Committee.

         Annual compensation for Community Bankshares' Chief Executive Officer and other senior executive officers consists of three elements.

         o A base salary that is determined by individual contribution and performance, and which is designed to provide a base level of compensation comparable to that provided key executives of other financial institutions of similar size and performance.

         o A short-term cash incentive program that is directly linked to individual performance and to Community Bankshares' performance. One-half of the officer's incentive is determined by the applicable subsidiary and one-half by Community Bankshares. Incentive payments for the President and the Chief Executive Officer of Community Bankshares are determined by the Board of Directors of Community Bankshares.

         o A long-term incentive program that provides from time to time stock options to executive officers. Stock option grants provide an incentive that focuses the executive's attention on managing Community Bankshares from the perspective of a stockholder with an equity stake in the business. The economic value of any stock option granted is directly tied to the future performance of Community Bankshares' stock and will provide value to the recipient only when the price of Community Bankshares' stock increases over the option grant price.

         For Community Bankshares' key executives, base salary is targeted to approximate average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size and financial performance. During 2004, Community Bankshares set the base salary for Mr. Ayers, who was then the Chief Executive Officer, at $86,000. During 2004 the Committee set the base salary for each of Mr. Wolfe, President of Orangeburg National Bank, Mr. Smith, President of Sumter National Bank, Mr. Harwell, President of the Bank of Ridgeway, Mr. Buckhouse, President of Florence National Bank, and Mr. Traynham, President of Community Bankshares at $139,000.

         The Compensation Committee annually reviews national, regional, statewide, and local peer group salary data (to the extent available) to assist it in setting appropriate levels of the Chief Executive Officer's and other executive officers' base salaries. A second factor considered by the Compensation Committee in setting and adjusting base salary was Community Bankshares' 2004 financial performance. For purposes of computing the size of the bonus pool, the Committee annually sets a base level of consolidated income before taxes, which was $5.9 million for 2004. Income earned above that level is multiplied by a factor of 4.5% to determine the amount available for incentive payments to senior officers. This performance indicator is updated annually based on current economic conditions and expectations.

         For Community Bankshares' key executives, the Compensation Committee considered cash incentive bonuses based on 2004 results payable in 2005 that ranged to over 36% of base salary. The plan is designed so that over time incentive payments may be as much as 40% of base pay. For purposes of determining the cash incentive bonus payable during 2005 for 2004, Community Bankshares considered actual operating results and individual performances of the involved officers. After deliberation, the committee decided that the loan losses incurred during 2004 were primarily associated with the actions of one former loan officer and they elected to alter the computation by adding back $2 million to the formula (the effect of which would be to add $90,000 to the bonus pool) for purposes of computing individual officer bonus amounts. They further decided to recognize individual performance on the part of Messrs. Wolfe and Traynham by authorizing payments beyond the parameters of the revised formula. The Committee completed its recommendations and the Boards of Directors approved them in January 2005.

         During 2005, Mr. Smith was paid a bonus for 2004 performance of $12,000
- $8,542 was associated with his tenure as President of the Sumter bank, the balance was associated with his service as the bank's senior credit officer; Mr. Buckhouse was paid a bonus of $14,236; Mr. Harwell was paid a bonus of $17,083; Mr. Wolfe was paid a bonus of $50,000; Mr. Traynham was paid a bonus of $50,000; and Mr. Ayers was paid a bonus of $10,569. Mr. Buckhouse assumed his office in March 2004. Mr. Smith assumed his office in June 2004.

         Further, during 2004 the Board of Community Bankshares approved the grant of 10,000 stock options each to Messrs. Buckhouse and Smith, in conjunction with their assumption of their banks' presidencies.

         This report is provided as a summary of current Board practice with regard to annual compensation review and authorization of executive officer compensation and with respect to specific action taken for the Chief Executive Officer.

         Richard L. Havekost, Chairman         Phil P. Leventis
         Alvis J. Bynum                        J. V. Nicholson, Jr.
         Thomas B. Edmunds                     Samuel F. Reid, Jr.
         J. M. Guthrie                         Wm. Reynolds Williams

Shareholder Return Performance Graph

         The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

         The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL Southeast Bank Index (reflecting changes in banking industry stocks in the southeastern U. S.), and a peer group index consisting of all the publicly traded banks and thrifts in South Carolina. Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share The total five year return was calculated for each of the banks in the peer group taking into consideration changes in stock price, cash dividends, stock dividends and stock splits since December 31, 1999. The individual results were then weighted by the market capitalization of each bank relative to the entire peer group. Values presented for the Company are based on transactions as reported through the American Stock Exchange

         The peer group consists of the following South Carolina publicly traded financial institutions: .


             Company                                        City           State
             -------                                        ----           -----
             SCBT Financial Corporation                     Columbia       SC
             Community Capital Corp.                        Greenwood      SC
             South Financial Group, Inc. (The)              Greenville     SC
             First Citizens Bancorporation, Inc.            Columbia       SC
             First Community Corporation                    Lexington      SC
             Peoples Bancorporation, Inc.                   Easley         SC
             Southcoast Financial Corporation               Mt. Pleasant   SC
             Union Financial Bancshares, Incorporated       Union          SC
             Summit Financial Corporation                   Greenville     SC
             Greenville First Bancshares, Inc.              Greenville     SC
             HCSB Financial Corporation                     Loris          SC
             Community First Bancorporation                 Walhalla       SC
             First South Bancorp, Inc.                      Spartanburg    SC
             First Reliance Bancshares, Inc.                Florence       SC
             Beach First National Bancshares, Inc.          Myrtle Beach   SC
             First National Bancshares, Inc.                Spartanburg    SC
             Greer Bancshares Incorporated                  Greer          SC
             Grandsouth Bancorporation                      Greenville     SC
             Bank of South Carolina Corporation             Charleston     SC
             Coastal Banking Company, Inc.                  Beaufort       SC
             People's Community Capital Corporation         Aiken          SC
             New Commerce BanCorp                           Greenville     SC
             Security Federal Corporation                   Aiken          SC
             Coastal Financial Corporation                  Myrtle Beach   SC
             First Financial Holdings, Inc.                 Charleston     SC
             Great Pee Dee Bancorp, Inc.                    Cheraw         SC

Community Bankshares, Inc.


                                                                         Period Ending
                                                                         -------------
Index                                          12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
-----                                          --------    --------     --------    --------    --------    --------
Community Bankshares, Inc.                      100.00       90.53       109.62      139.83      169.23      164.44
Russell 2000                                    100.00       96.98        99.39       79.03      116.38      137.71
SNL Southeast Bank Index                        100.00      100.41       125.09      138.18      173.52      205.78
Community Bankshares Peer Group                 100.00       85.67       111.50      135.49      182.77      215.69

Employment Agreements

         The Company has entered into employment agreements with its Chief Executive Officer, Samuel L. Erwin, its President, William W. Traynham, and each of the presidents of its subsidiaries, Keith W. Buckhouse, A. Wade Douroux, William A. Harwell, Robert B. Smith, and Michael A. Wolfe. Each agreement was for an initial term of three years (except Mr. Harwell's, which was for an initial term of five years), and, at the end of the initial term, each agreement automatically renews for an additional year unless notice that it will not renew is given as provided in the agreement. Each agreement provides for a base salary; eligibility for bonuses and participation in incentive compensation plans as determined by the Board; benefits such as club dues, 401(k) plan participation and contribution matching, health and dental insurance, reimbursement of employment related expenses, vacation, and participation in other benefits generally provided to Company employees. In addition, Mr. Erwin's agreement provides for the granting of stock options, an automobile allowance, and life insurance. Each agreement has terms dealing with payments to the executives upon termination under various circumstances, including upon a change of control of the Company, and terms dealing with noncompetition and confidentiality of Company information.

         The foregoing descriptions of the Employment Agreements are merely summaries of such agreements and are qualified in their entirety by reference to the agreements, which are included in the Company's filings with the Securities and Exchange Commission.

Director Compensation

         Community Bankshares Inc. paid directors' fees of $400 per month during 2004. Orangeburg National Bank and Sumter National Bank paid directors' fees of $600 per month during 2004. Florence National Bank paid directors' fees of $500 per month during 2004. The Bank of Ridgeway paid directors' fees of $500 per month during 2004. Community Resource Mortgage Inc. paid directors' fees of $200 per month during 2004. The Company and its subsidiaries only pay directors' fees to outside directors. The foregoing directors' fees totaled $298,000 for Community Bankshares Inc. and its subsidiaries in 2004.

1997 Stock Option Plan

         The 1997 Stock Option Plan, as amended, reserves a total of 785,600 shares for issuance under the Plan. Options may be granted pursuant to the plan to persons who are employees of the Company or any subsidiary (including officers and directors who are employees) at the time of grant. At December 31, 2004, the Company and its subsidiaries had 182 employees. Non-employee directors are also permitted to participate in the Plan. Such non-employee directors are only eligible to be granted non-qualified stock options.

         All incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors. Non-qualified options will have such exercise prices as may be determined by the Board of Directors at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant, options may not be transferred except by will or the laws of descent and distribution, and options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. The Board of Directors may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The plan will terminate on March 16, 2007, and no options will be granted thereunder after that date.

         As of March 16, 2005, there were outstanding incentive options to purchase 320,735 shares and nonqualified options to purchase 149,850 shares. The market value of the Common Stock on March 16, 2005 was $18.05 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The banks have loan and deposit relationships with some of the directors of the Company and some of the directors of the subsidiaries of the Company and with companies with which the directors are associated as well as members of the immediate families of the directors ("Affiliated Persons"). (The term "members of the immediate families" for purposes of this paragraph includes each person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) The total loans outstanding to these parties at December 31, 2004, were $6,795,000. Loans to Affiliated Persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not, at the time they were made involve more than the normal risk of collectibility or present other unfavorable features.

         The law firm of Horger, Barnwell & Reid, L.L.P. in which Samuel F. Reid, a director of the Company, is a partner, provided legal services to the Company in 2004, and is continuing to provide legal services to the Company in 2005. The law firm of Willcox, Buyck & Williams, P.A. in which Wm. Reynolds Williams, a director of the Company, is a member also provided legal services to the Company in 2004, and is continuing to provide legal services to the Company in 2005.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
                                   COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Forms 3, 4 and 5 and written representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2004, except Messrs. Traynham, Wolfe, Leventis and Williams were each late in filing a Form 5 with respect to one transaction. It is the Company's practice to assist directors with filing of Section 16(a) reports.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed J. W. Hunt & Company, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiaries for the current fiscal year ending December 31, 2005. A representative of J. W. Hunt & Company, LLP is expected to be present at the 2005 Annual Meeting and will be given the opportunity to make a statement on behalf of the firm if he or she so desires, and will respond to appropriate questions from shareholders.

Fees Billed by Independent Auditors

         The following table sets forth the aggregate fees billed by J.W. Hunt & Company, LLP, the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended December 31, 2004 and December 31, 2003, and for other services rendered during fiscal years 2004 and 2003, on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

Fee Category                                  2004       % of Total        2003         % of Total
------------                                  ----       ----------        ----         ----------
Audit Fees                                 $ 94,700         83%          $ 92,050          80%
Audit-Related Fees                            7,550          7%            12,900          11%
Tax Fees:
      Tax compliance/preparation             11,550         10%            10,200           9%
      Other tax services
                                                  -                             -
                                             ------                        ------
          Total Tax Fees                     11,550         10%            10,200           9%
                                             ------                        ------
All Other Fees
                                                  -                             -
                                             ------                        ------

Total Fees                                 $113,800        100%          $115,150         100%
                                           ========                      ========

         Total Fees

         Audit Fees: Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation.

         Audit-Related Fees: Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and agreed upon procedures required by various government agencies, such as the Federal Home Loan Bank or the Department of Housing and Urban Development.

         Tax Fees: Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation fees include fees billed for professional services related to federal and state tax compliance.

         All Other Fees: All other fees would include fees for services other than those reported above. No other services were provided by J.W. Hunt & Company, LLP in either year.

         In making its decision to appoint J.W. Hunt & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2005, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of J.W. Hunt & Company, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to possible limited exceptions for non-audit services described in Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Audit Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services, of which there were none during the year. During 2004, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004. The Audit Committee has discussed with the Company's independent auditors, J. W. Hunt & Company, LLP, the matters required to be discussed by Statement on Auditing Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from J. W. Hunt & Company, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with J. W. Hunt & Company, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

               Alvis J. Bynum               Richard L. Havekost
               Anna O. Dantzler             J. V. Nicholson, Jr.
                                            Thomas B. Edmunds, Chair

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including financial statements (but not including exhibits), is being provided free of charge with this Proxy Statement to each shareholder of record. Copies of exhibits to the Form 10-K will be provided upon written request to William W. Traynham, President, Community Bankshares, Inc., Post Office Box 2086, Orangeburg, South Carolina 29116, at a charge of 20(cent) per page. Copies of the Form 10-K and exhibits may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov. The 10-K is also available on the Company's website at www.communitybanksharesinc.com.

                        REFERENCES TO OUR WEBSITE ADDRESS

         References to the Company's website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission's rules or the American Stock Exchange. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                      PROXY

                           COMMUNITY BANKSHARES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF SHAREHOLDERS - Monday, May 16, 2005

     E. J. Ayers and William W. Traynham or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Community Bankshares, Inc. held of record by the undersigned on the Record Date at the Annual Meeting of Shareholders to be held on May 16, 2005, and at any adjournment thereof, as follows:

1.       Election of   [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY
         Directors.        below                        to vote for all nominees
                                                        listed below


                       [ ] WITHHOLD AUTHORITY only on the following nominees:

                           _____________________________________________________

                           _____________________________________________________

                           Instructions: To withhold authority to vote for any individual(s), write the nominee's(s') name(s) on the line above.

NOMINEES:  Three Year Terms:  Thomas B.  Edmunds,  Martha Rose C. Carson,  J. M.
                              Guthrie, Wm. Reynolds Williams and Charles E. Fienning

           Two Year Term:     Samuel L. Erwin

2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Dated: _______________,  2005          _________________________________________


                                       _________________________________________




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